UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2022

WhiteHorse Finance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00967	45-4247759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Brickell Avenue, 31st Floor Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	WHF	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02. Results of Operations and Financial Condition.

On May 3, 2022, WhiteHorse Finance, Inc. (the “Company”) issued a press release announcing its investment portfolio update as well as certain preliminary estimates of its financial results for the first quarter ended March 31, 2022. The Company also announced a scheduled conference call to discuss its first quarter financial results. A copy of this press release is attached hereto as Exhibit 99.1.

PRELIMINARY ESTIMATES OF CERTAIN FINANCIAL HIGHLIGHTS

●	As of May 3, 2022, the Company estimates net asset value as of March 31, 2022 to be in the range of $14.97 to $15.01 per share.

These estimates are subject to the completion of the Company’s financial closing procedures and are not a comprehensive statement of its financial position, results of operations or cash flows for the quarter ended March 31, 2022. Final results may differ materially from these estimates as a result of the completion of the Company’s financial closing procedures, as well as any subsequent events, including the discovery of information affecting fair values of its portfolio investments as of March 31, 2022, arising between the date hereof and the completion of the Company’s financial statements and the filing of its quarterly report on Form 10-Q for the quarter then ended.

The preliminary financial estimates provided herein have been prepared by, and are the responsibility of the Company’s management. Crowe LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, Crowe LLP does not express an opinion or any other form of assurance with respect thereto. The Company’s first quarter earnings results are expected to be released on or about May 10, 2022.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of WhiteHorse Finance, Inc. dated May 3, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2022	WHITEHORSE FINANCE, INC.
/s/ Joyson C. Thomas
	By:	Joyson C. Thomas
	Title:	Chief Financial Officer